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                                 Exhibit 10.12



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                  SECURITY AGREEMENT - ACCOUNTS AND INVENTORY

         1. Grant of Security Interest. FUTUREFUEL CHEMICAL COMPANY, a
            --------------------------
Delaware corporation with its principal place of business located at 2800 Gap Road, Batesville, Arkansas 72501 ("Debtor"), in order to induce REGIONS BANK ("Bank") to extend certain financial accommodations and in consideration thereof and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby transfers, assigns, and grants to Bank a continuing and irrevocable security interest and general lien in and to all of the following property and rights of Debtor:

                  (a) All now owned or hereafter acquired Accounts, accounts receivable, other receivables, any right to payment of a monetary obligation, whether or not earned by performance, leases and lease payments, contract rights, any other obligations or indebtedness owed to Debtor from whatever source arising; all other rights of Debtor to receive performance or any payments in money or in kind, whether or not earned by performance, all guaranties, security interests and Supporting Obligations of any of the foregoing and insurance policies and proceeds relating thereto, and all rights of Debtor as an unpaid seller of Goods and services, including, but not limited to, the rights to stoppage in transit, replevin, reclamation, and resale, and rights to payment for money or funds advanced or sold. The rights and property described in this Section 1(a) are referred to herein collectively as the "Accounts Collateral."

                  (b) All now owned or hereafter acquired Inventory, merchandise, raw materials, goods in process, work in progress, materials used or consumed in a business, finished goods, findings or component materials, and all supplies, incidentals, office supplies, packaging materials, and any and all property or items used or consumed in the operation of the business of Debtor and which contribute to the finished products or to the sale, promotion and shipment thereof, all property held by Debtor for sale or lease or to be furnished under a contract for service and all Documents evidencing any part of any of the foregoing. The rights and property described in this Section 1(b) are referred to herein collectively as the "Inventory Collateral."

                  (c) All now owned or hereafter acquired General Intangibles which specifically relate to, are used in connection with, or are necessary in order for Bank to realize the benefits of its security interest in the Accounts Collateral and the Inventory Collateral, including but not limited to all claims and causes of action, and all other intangible personal property of Debtor of every kind and nature, whether registered or unregistered, Payment Intangibles, corporate or other business records, all books, mailing and customer lists, ledgers, books of account, records, writings, data bases, software, information and data however stored or embedded, inventions, designs, blueprints, plans specifications, patents, patent applications, service marks, trademarks, trade names, trade secrets, domain names, processes, formulas, goodwill, copyrights, registrations, licenses, permits, leases, contracts, governmental approvals, franchises, applications and renewals of any of the foregoing, privileges, rights, tax refunds and tax claims, any swap, hedging or derivatives agreements, insurance proceeds, pension and insurance surpluses. The rights and property described in this Section 1(c) are referred to herein as the "General Intangibles Collateral."

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                  (d)      All now owned or hereafter acquired, Chattel Paper,
                           Instruments, Notes, Promissory Notes, Deposit Accounts, Investment Property, Securities, letters of credit, Letter-of-Credit Rights, Documents, Payment Intangibles and Financial Assets which specifically relate to, are used in connection with, or are necessary in order for Bank to realize the benefits of its security interest in the Accounts Collateral and the Inventory Collateral, including but not limited all Supporting
                           Obligations for any of the foregoing, as well as
                           any and all tolling agreements or similar
                           arrangements entered into by Debtor, including but not limited to those specific tolling agreements listed on Exhibt A hereto ("Other Property
                                     --------
                           Collateral").

                  (e) All Proceeds including proceeds and products of all of the foregoing and all additions and accessions to, replacements and substitutions of, insurance policies and payments, condemnation proceeds of, and documents covering all of the foregoing, all property received wholly or partly in trade or exchange for all of the foregoing, and all income, rents, revenues, dividends, distributions, issues, profits, cash or non-cash proceeds and accessions arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any of the foregoing or any interest therein (the "Proceeds").

         Capitalized terms used and not defined herein shall have the meanings given to them in the Uniform Commercial Code as adopted and in force in the State of Arkansas, as from time to time amended.

         The Accounts Collateral, Inventory Collateral General Intangibles Collateral, Other Property Collateral and Proceeds are collectively referred to herein as the "Collateral."

         2. Proceeds. The security interests granted to Bank in any proceeds
            --------
or other property arising out of the disposition of the Collateral and anything contained herein or in any financing statement shall not be deemed permission or assent by Bank to any sale of disposition of the Collateral except to the extent expressly provided herein or as may be provided in that certain Credit Agreement by and between Debtor and Bank and dated of even date herewith (the "Credit Agreement").

         3. Indebtedness Secured. The security interest granted hereby is to
            --------------------
secure payment in full of (i) any and all sums from time to time due from Debtor to Bank under the Note (as such term is defined in the Credit Agreement), any other instruments evidencing the indebtedness of Debtor to Bank under the Credit Agreement or any other Loan Document (as such term is defined in the Credit Agreement) and the full and complete performance of all agreements contained in the Credit Agreement, this Security Agreement and the other Loan Documents, all as same may be amended, modified or extended from time to time, (ii) all advances made by Bank to discharge taxes or levies on, or made for repairs to, maintenance of, or insurance on, the Collateral, (iv) all costs and expenses incurred in the collection of the foregoing, including representation in any bankruptcy proceedings, including reasonable attorney's fees, and (v) all obligations and liabilities of Debtor arising pursuant to or in connection with any interest rate swap, basis swap, forward rate, interest rate option, collar or corridor agreement or transaction or any similar transaction between the Debtor and Bank or any of Bank's affiliates which relates to the obligations of Debtor to Bank pursuant to the Credit Agreement, which may now or hereafter be entered into or amended, modified, extended, or renewed (all of the above being referred to, collectively, as the "Obligations").

         It is the true, clear, and express intention of Debtor that the continuing grant of this security interest remain as security for payment and performance of the Obligations, whether now existing, or


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which may hereinafter be incurred, or whether or not contemplated by the parties at the time of the granting of this security interest. The notice of the continuing grant of this security interest, therefore, shall not be required to be stated on the face of any document representing any Obligations, nor otherwise identify it as being secured hereby; and if such Obligations shall remain, or become that of less than all of Debtors herein, any Debtor not liable therefrom hereby expressly hypothecates his, her, its or their ownership interest in the Collateral to the extent required to satisfy the Obligations, without restriction, or limitation. To the extent permitted by law, any Obligations shall be deemed to have been made pursuant to Section 400.9-204 of the Uniform Commercial Code of Missouri.

         4. Debtor's Name, Place of Business and Location of Collateral.
            -----------------------------------------------------------
Debtor's (i) chief executive office and primary Collateral location is 2800 Gap Road, Batesville, Arkansas 72501, and Debtor agrees that it will promptly notify Bank of the address and location of any Collateral not stored or located at the primary location referenced above (other than Inventory Collateral in transit as may be permitted by the Credit Agreement); (ii) its State of incorporation is Delaware and Debtor shall not change its State of incorporation until such time as all outstanding Obligations to Bank have been satisfied in full; and (iii) its exact legal name is as first provided above.

         Collateral shall not be attached to any real estate ("Real Property"). Debtor agrees to notify Bank in writing of any intended sale, mortgage or conveyance of any Real Property on which the Collateral is located and to give written notice of the terms and conditions of this Security Agreement to any prospective purchaser, mortgagee or grantee of said Real Property and a copy of such notice to Bank.

         When any Collateral is in the possession of a third party, the Debtor will join with the Bank in notifying the third party of the Bank's security interest and obtaining an acknowledgement from the third party that it is holding the Collateral for the benefit of the Debtor and the Bank. The Debtor will obtain control agreements in form satisfactory to the Bank as deemed necessary by the Bank for purposes of further perfecting or enforcing the security interests of the Bank hereunder.

         5. Collateral Use. To the extent reasonable or practical, the
            --------------
Collateral shall be kept in good order and repair and Debtor will not permit waste or do anything to impair the value of the Collateral or any part thereof (other than obsolescence in the ordinary course of the Debtor's business) or use or permit others to use the Collateral in violation of any insurance policy covering the Collateral or any statute, ordinance or state or federal regulation that may be applicable to the Collateral. Debtor shall give Bank immediate written notice of any damage, destruction, theft, loss or the occurrence of any material event which materially impairs the value of the Collateral, normal wear and tear or obsolescence excepted.

         6. Adverse Security Interests and Liens. Except for the security
            ------------------------------------
interest granted hereby, Debtor is, or, to the extent that the Collateral will be acquired after the date hereof, will be, the owner of the Collateral free from any and all liens, security interests or encumbrances; Debtor shall not transfer or assign any interest in this Security Agreement or the Collateral except as may be permitted by Section 12 hereof or by the terms and conditions of the Credit Agreement; and Debtor, at Debtor's expense, will defend the Collateral against all claims and demands of all other persons at any time claiming the same or an interest therein. There is no financing statement now on file in any public office covering the Collateral, or intended so to be, or in which Debtor is named or signed as debtor, and Debtor will not execute and there will not be on file in any public office any financing statement or statements covering the Collateral except the financing statement to be filed in respect of and for the security interest in Bank hereby granted or provided for.

         7. Insurance. Debtor, at Debtor's sole cost, shall at all times keep
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the insurable Collateral insured against physical loss or damage with coverage to be in special coverage form, plus earthquake, flood and other hazards (to the extent necessary or required by Bank) in an amount not less than the

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greater of (1) the full replacement cost or (2) such other amount as may from time to time be required by Bank, with no co-insurance clauses or deductibles in excess of $250,000.00 (other than deductibles relating to tornado and earthquake insurance, which Bank acknowledges exceeds $250,000.00) in the policies of insurance unless Bank shall consent thereto in writing (such consent not to be unreasonably withheld, conditioned or delayed), in such form, for such periods and written by such companies as may be reasonably satisfactory to Bank, payable to and protecting Bank for not less than the total amount owing on the Obligations secured hereby. Debtor shall maintain combined form business interruption and extra expense coverage. In addition, Debtor shall maintain commercial general liability insurance in occurrence form with coverage limits of at least $2,000,000.00 annual aggregate, $1,000,000.00 per occurrence or as otherwise acceptable to Bank. All such insurance shall be carried by companies authorized to insure in Arkansas and which have an AM Best rating of AX or better and are otherwise acceptable to Bank, and all such policies shall be in form reasonably acceptable to Bank. All policies of property damage insurance covering the insurable Collateral shall provide that Bank be the loss payee with respect thereto and that such proceeds shall be paid first to Bank and that Bank shall be protected against loss from any act or neglect of Debtor or third parties, and such other endorsements as Bank may from time to time reasonably request. Debtor will promptly provide Bank with evidence of such insurance. Such insurance shall require a minimum of thirty (30) days prior written notice to Bank of any cancellation thereof or any changes affecting coverage, and no act or omission by Company shall invalidate the obligation of the insurer to Bank. Debtor hereby assigns to Bank, its successors and assigns, the proceeds of all such property damage insurance on the insurable Collateral to the extent of the unpaid balance of the Obligations secured hereby; and appoints Bank as its attorney-in-fact (exercisable only upon and during the continuance of an Event of Default (as such term is defined in the Credit Agreement)) to file claims under any such insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. Upon or during the continuance of an Event of Default, Bank or its successors or assigns may cancel such insurance at any time and shall receive the return premium, if any, therefor, and may apply such return premium to the purchase of similar insurance or to the balance due on the Obligations secured hereby at its election. The insurance provisions herein contained are in addition to and not in limitation of any other insurance requirements contained in other agreements of Debtor to Bank. Any such insurance proceeds received by Bank will be returned to the Debtor except upon the occurrence of an Event of Default, in which case any such insurance proceeds may be retained and applied by the Bank in the manner set forth in the Credit Agreement.

         8. Records. The records concerning the Collateral will be kept at the
            -------
address indicated in Section 4 hereof. Bank may inspect such records or the Collateral at any time at such address or at any other address set forth in the Credit Agreement. Debtor will not remove any part of such records from said location without the prior written consent of Bank, with consent may not be unreasonably withheld, conditioned or delayed.

         9. Financing Statement and Others Acts. Debtor irrevocably authorizes
            -----------------------------------
Bank at any time and from time to time to file financing or continuation statements and/or amendments thereof, without the signature of Debtor, and Debtor shall execute and deliver such other instruments and documents as may be requested by Bank to perfect, confirm and further evidence the security interest and assignments hereby granted and shall pay the fees incurred in filing all such financing statements or other instruments or documents. If any applicable law requires the registration of the Collateral or the issuance of a certificate of title therefor or both, Debtor agrees to promptly comply with such law(s) and shall cause notice of the security interest of Bank to be shown on any such certificate of title and will join in executing such application for the title forms as Bank shall require.


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         Upon request of Bank, Debtor will promptly do all other acts and things, and will execute and file all other instruments deemed necessary by Bank under applicable law to establish, maintain and continue Bank's perfected first priority security interest in the Collateral and to effectuate the intent of this Security Agreement and will pay all costs and expenses of filing and recording or promptly reimburse Bank there for if such costs and expenses are incurred by Bank, including the costs of any searches deemed necessary by Bank to establish, determine or maintain the validity and the priority of the security interest of Bank, and pay or otherwise satisfy all other claims and charges which in the opinion of Bank might prejudice, imperil or otherwise affect the Collateral or Bank's security interest therein. A photocopy of this Security Agreement shall be deemed an original for purposes of filing or recording.

         10. Taxes and Assessments. Debtors will pay promptly when due all
             ---------------------
taxes, assessments and other charges levied or assessed upon the Collateral or for its use or operation or upon this Security Agreement or upon any or other documents evidencing the Obligations.

         11. Collateral Certificates and Schedules. Debtor shall furnish to
             -------------------------------------
Bank from time to time, upon request, written statements, certificates and schedules which may be required by the terms and conditions of the Credit Agreement, which shall identify and describe the Collateral and any additions thereto and substitutions therefor in such detail as Bank may reasonably require and which shall be certified as to accuracy by the President or Chief Executive Officer of Debtor.

         12. Collateral Disposition. Until the occurrence of an Event of
             ----------------------
Default:

                  (a) Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement or with any policy of insurance thereon;

                  (b) Debtor may sell the Inventory Collateral in the ordinary course of Debtor's business (excluding, however, transfers or dispositions on satisfaction of debt), and Debtor may use and consume raw materials or supplies, or dispose of any obsolete Inventory Collateral, the use, consumption or disposition of which is necessary in order to carry on Debtor's business in the ordinary course; and

                  (c) Debtor will, at its own expense, collect, as and when due, all amounts due under the Accounts Collateral, including the taking of such action with respect to such collection as Bank may reasonably request or, in the absence of such request, as Debtor may deem advisable, and may grant, in the ordinary course of Debtor's business, to any party obligated on any of the Accounts Collateral, any rebate, refund or adjustment to which such party may be lawfully entitled, and may accept, in connection therewith, the lawful return of goods, the sale or lease or which shall have given rise to such Accounts Collateral. Bank may, however, at any time after and during the continuance of an Event of Default and at Debtor's expense, notify any parties obligated on any of the Accounts Collateral to make payment directly to Bank of any amounts due or to become due thereunder and enforce collection of any of the Accounts Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise, extend or renew same for any period.

         13. Undertakings by Bank. Bank may from time to time, at its sole
             --------------------
option, and with notice to Debtor (except that, in the case of an Event of Default and the continuation thereof, no notice to Debtor is required), perform any undertaking of Debtor hereunder which Debtor shall fail to perform and take any other action which Bank deems necessary for the maintenance or preservation of any of the Collateral or the interest of Bank therein (including, without limitation, the discharge of taxes or liens of any kind

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against the Collateral or the procurement of insurance) and Debtor agrees to forthwith reimburse Bank, on demand, for all expenses of Bank in connection with the foregoing, together with interest thereon at a per annum rate equal to the highest rate of interest applicable to any of the Obligations secured hereby, until reimbursed by Debtor and all amounts not so reimbursed shall be added to and become a part of the Obligations secured hereby. Bank may, for the foregoing purposes, act in its own name or that of Debtor and may also act for the purpose of adjusting or settling any policy of insurance on the Collateral, or endorsing any draft received in connection therewith. For all of the foregoing purposes, Debtor hereby grants to any officer of Bank its power of attorney, irrevocable so long as any of the Obligations secured hereby shall be outstanding.

         14. Warranties Correct. Debtor hereby warrants and represents that
             ------------------
all financial statements, certificates and schedules heretofore and hereafter delivered to Bank by or on behalf of Debtor, and any statement and data submitted in writing to Bank in connection with this Security Agreement or any Obligations of Debtor to Bank, are true and correct in all material respects and fairly present the financial condition of Debtor for the periods involved.

         15. Identification of Collateral. Upon request of Bank, Debtor will
             ----------------------------
stamp on its records concerning the Collateral, a notation, in form reasonably satisfactory to Bank, of the security interest of Bank hereunder, and when requested by Bank, Debtor shall further affix to the Collateral such signs or labels as shall be reasonably satisfactory to Bank to indicate the security interest of Bank in the Collateral. Upon request of Bank at any time, Debtor will promptly deliver to Bank such lists or copies of the Collateral as may be required by the terms and conditions of the Credit Agreement and will deliver to Bank, promptly upon receipt, all proceeds of Collateral received by Debtor, including proceeds of the Accounts Collateral referred to above, in the exact form in which they are received. To protect Bank's rights hereunder, Debtor will assign or endorse proceeds to Bank as Bank may request, and hereby constitutes any officer or employee of Bank its true and lawful attorney-in-fact, with full power to endorse the name of Debtor upon any invoice, freight or express bill or bill of lading relating to any such accounts, upon drafts against account debtors and assignments and verifications of accounts and notices to account debtors, upon any and every remittance or instrument of payment, including checks, drafts and money orders, and in whatever form received, and to do and perform all other acts and things necessary, proper and requisite to carry out the intent of this Security Agreement. The power herein granted shall be deemed to be coupled with an interest and shall not be revoked by Debtor until Bank has been paid all Obligations due it, including all proper expenses, with interest. All such items received by Bank for the Collateral shall be deposited to the credit of Debtor in an account maintained at Bank, as security for the payment of the Obligations as set forth in the Credit Agreement, and shall be applied in accordance with the terms and conditions of the Credit Agreement.

         16. Account Debtors. With respect to the Accounts Collateral, Bank
             ---------------
may at any time following an Event of Default but only during the continuance thereof, notify account debtors that the accounts have been assigned to Bank and shall be paid to Bank. Upon request of Bank at any time following an Event of Default but only during the continuance thereof, Debtor will so notify such account debtors and will indicate on all invoices to such account debtors that the accounts are payable directly to Bank.

         17. Accounts Collateral Warranties. Debtor warrants and represents
             ------------------------------
with respect to the Accounts Collateral that:

                  (a) All accounts are due and payable in cash not more than forty-five (45) days from the date of the invoice evidencing the account;


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                  (b)      The accounts are genuine in all respects and are as
                           purported and to Debtor's knowledge the account debtor has the capacity to enter into the transaction;

                  (c) The accounts have not been previously assigned or encumbered;

                  (d)      Debtor has full right and authority to assign them;

                  (e) If arising from the sale or lease of goods, such goods have been shipped or delivered to the account debtor;

                  (f) To Debtor's knowledge, the accounts are valid, legally enforceable obligation of the account debtor thereunder and are not subject to any offset, counterclaim or other defense on the part of such account debtor or to any claim on the part of such account debtor denying liability thereunder in whole or in part;

                  (g) No partial payment not shown upon the accounts has been made by anyone;

                  (h) To Debtor's knowledge, the accounts are enforceable according to terms; and

                  (i) The accounts are evidenced by invoices, dated not later than three (3) days after shipment or performance rendered to such account debtor and are not evidenced by any instrument or chattel paper.

         18. Default. Debtor shall be in default under this Security Agreement
             -------
upon the occurrence of an Event of Default.

         19. Remedies. Upon the occurrence of an Event of Default, Bank may at
             --------
its option, without notice or demand (except as may be set forth in the Credit Agreement or as may otherwise be required by applicable law), declare Obligations secured hereby immediately due and payable and Bank, upon the occurrence of any such Event of Default, may exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code of Arkansas, then in effect. Bank may take immediate possession of the Collateral or any part thereof wherever the same may be found, and for said purposes may, and is hereby appointed Debtor's agent and authorized by Debtor to, enter Debtor's premises for the purpose of removing, assembling or taking possession of the Collateral without liability for trespass or any other right of action by reason of taking possession of said Collateral. Whenever the Collateral is in Bank's possession, Bank may use and operate same as appropriate for the purpose of protecting Bank's interest with respect thereto. In addition, if any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, Bank shall have the right at its option to do such rebuilding, repairing preparation, processing or completion of manufacturing on or off Debtor's premises, for the purpose of putting the Collateral in such saleable form as Bank shall deem appropriate. Bank may require Debtor, at Debtor's expense, to assemble the Collateral and make it available to Bank at a place to be designated by Bank. Debtor agrees to pay all costs of Bank in the collection of the Obligations and enforcement of rights hereunder, including reasonable attorney's fees and legal expense, and of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. Any notice of any sale, lease, or other disposition, or other intended action by Bank shall be deemed reasonable if it is in writing and deposited in the United States mail at least ten (10) days in advance of the intended disposition or other intended action or, with respect to a private sale, at least ten (10) days in advance of the date after which a private sale or sales shall occur, first class postage prepaid, addressed to Debtor at the address set forth in Section 4 hereof or to any
                                                ---------
other address of Debtor appearing on the records of Bank. At any sale, the Bank may specifically disclaim any warranties including of title or the like. The Bank may comply with any applicable state or federal law requirements


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in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale or disposition of the Collateral. Debtor waives all rights to require any marshalling of assets.

         Bank shall also have the right to apply for and have a receiver appointed by a court of competent jurisdiction to enforce its rights and remedies hereunder in order to mange, protect and preserve the Collateral, continue the operation of the business of Debtor, and to collect all revenues and profits thereof and apply the same to the payment of (i) all expenses and other charges of such receivership, including the compensation of the receiver, and (ii) the Obligations secured hereby until a sale or other disposition of such Collateral shall be finally made and consummated.

         Bank may notify any and all parties obligated on any of the Collateral that the Collateral has been assigned to Bank and that all payments thereon are to be made directly to Bank. Bank may settle, compromise or release, on terms acceptable to Bank, in whole or in part, any amounts owing on such Collateral; sue to enforce payments and prosecute any action or proceeding with respect to the Collateral in its own name or the name of Debtor; and extend the time of payment, make allowance and adjustments, and issue credits in its own name or the name of Debtor.

         The proceeds of any sale shall be applied in the following order: first, to pay all costs and expenses of every kind for care, safekeeping, collection, sale, delivery or otherwise (including expenses incurred in the protection of Bank's title to or lien upon or right in any such property, expenses for legal services of any kind in connection therewith or in making any such sale or sales, insurance, commission for sale and guaranty), then to interest on Obligations of Debtor to Bank; then to the principal thereof, whether or not such Obligations are due or accrued. Any remaining surplus shall be paid to whomever shall be legally entitled thereto. Application of proceeds as between particular Obligations to Bank shall be in the absolute and sole discretion of Bank. If the proceeds of any such sales are insufficient to pay Obligations of Debtor to Bank, Debtor shall remain liable for the deficiency.

         20. Inspection. Subject to the relevant provisions of the Credit
             ----------
Agreement, Bank or its nominee shall have the privilege at any time, upon request, of inspecting during reasonable business hours any of the business properties or premises of Debtor and the books and records of Debtor relating not only to the Collateral, or the processing or collecting thereof, but also those relating to its general business affairs and financial condition of Debtor. Debtor further agrees from time to time to furnish such other reports, data and financial statements, in respect of its business and financial condition, as Bank may reasonably require.

         21. The Bank's Duties. The powers conferred on the Bank hereunder are
             -----------------
solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Unless otherwise required by law, the Debtor has the risk of loss of the Collateral, and the Bank shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve the rights against other parties or any other rights pertaining to any Collateral.

         22. Miscellaneous. Debtor and Bank further agree as follows:
             -------------

                  (a)      Governing Law. This Security Agreement shall be
                           -------------
                           governed by and construed in accordance with the laws of the State of Missouri without regard to conflict of laws principles.

                  (b)      Non-Waiver. Waiver of or acquiescence by Bank in
                           ----------
                           any default by Debtor, or failure of Bank to insist upon strict performance by Debtor of any warranties, agreements or other obligations contained in this Security Agreement shall not

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                           constitute a waiver of any subsequent or other
                           default, failure or waiver of strict performance, whether similar or dissimilar.

                  (c)      Modifications. No modification of any provision of
                           -------------
                           this Security Agreement, no approvals required from Bank and no consent by Bank to any departure therefrom by Debtor shall be effective unless such modification, approval or consent shall be in writing and signed by a duly authorized officer of Bank, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing. No notice to or demand on Debtor in any case shall entitle Debtor to any other or further notice or demand in similar or other circumstances.

                  (d)      Severability. Wherever possible, each provision of
                           ------------
                           this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

                  (e)      Notices. All notices and other communications
                           -------
                           provided for herein shall, unless otherwise stated herein, be in writing and shall be personally delivered or sent by certified mail, postage prepaid, by prepaid overnight nationally recognized courier, or by facsimile, to the intended party at the address or facsimile number of such party set forth as follows:

                  to the Bank:

                  Regions Bank
                  8182 Maryland Ave. Suite 200
                  St. Louis, Missouri 63105
                  Attention: Daniel R. Kraus, Vice President
                  Facsimile No: (314) 615-2355

                  and with a copy to:

                  Armstrong Teasdale LLP
                  One Metropolitan Square, Suite 2600
                  St. Louis, Missouri 63102
                  Attention:  Michael A. Wazlawek, Esq.
                  Facsimile No: (314) 612-2362



                  If to the Debtor:

                  FutureFuel Chemical Company
                  Attn: Chief Financial Officer
                  2800 Gap Road
                  Batesville, Arkansas 72501
                  Facsimile No.: (870) 698-5303

                  With a copy to:

                  FutureFuel Corp.
                  Attention: Douglas D. Hommert, Executive Vice President 8235 Forsyth Blvd., 4th Floor
                  St. Louis, Missouri 63105
                  Facsimile No: (314) 889-9603

                  or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (a) if personally delivered, when delivered, (b) if sent by certified mail, three (3) days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one business day after having been given to such courier, or (d) if transmitted by facsimile, when sent.

                  (f)      Rights and Remedies Cumulative. The rights and
                           ------------------------------
                           remedies of Bank under this Security Agreement are cumulative and are not in lieu of, but are in addition to any other rights or remedies which Bank shall have under this Security Agreement or any other instrument, or at law or in equity. No course of dealing between Bank and Debtor or any failure or delay on the part of Bank in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of Bank and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

                  (g)      Security Interest and Pledge Absolute. All rights,
                           -------------------------------------
                           including the security interest of Bank granted hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional irrespective of:

                           (i) any lack of validity or enforceability of the Obligations or any other agreement or instrument relating thereto:

                           (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Obligations or any agreement or instrument relating thereto; or

                           (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations.

                  (h)      Costs of Enforcement. In the event that Bank shall
                           --------------------
                           retain or engage an attorney or attorneys to collect or enforce or protect its interests with respect to this Security Agreement or any instrument or document delivered pursuant to this Security Agreement, including the representation of Bank in connection with any bankruptcy, reorganization, receivership or any other action affecting creditor's rights, and regardless of whether a suit or action is commenced, Debtor shall pay all of the costs and expenses of such collection, enforcement or protection, including reasonable attorneys' fees, and Bank may take judgment for all such amounts.

                  (i)      Successors and Assigns. This Security Agreement
                           ----------------------
                           shall be binding upon and inure to the benefit of Bank and its successors and assigns Debtor and its heirs, successors and permitted assigns.

                  (j)      Assignment; Sale of Interest. Debtor hereby
                           ----------------------------
                           consents to Bank's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Security Agreement, or of any portion hereof or thereof, including, without limitation, Bank's rights, title, interests, remedies, powers and duties hereunder; provided that Bank agrees to give Debtor notice of its intent to participate, sell, assign or transfer this Security Agreement, along with notice of any such intended participant, purchaser, assignee or transferee.

                  (k)      Fees and Expenses. Debtor shall pay all reasonable
                           -----------------
                           out-of-pocket costs and expenses, including attorneys' fees and expenses, incurred by Bank in connection with the preparation of this Security Agreement and any document or instrument delivered pursuant to or in connection with this Security Agreement and all related documentation, recording or filing fees. Debtor shall also pay all reasonable like costs and expenses incurred by Bank in connection with any amendments, waivers, renewals or modifications of or made pursuant to this Security Agreement or any document or instrument delivered pursuant to or in connection with this Security Agreement and all other related documentation.

                  (l)      Reinstatement of Obligations. Debtor expressly
                           ----------------------------
                           agrees that to the extent a payment or payments to Bank, or any part thereof, are subsequently invalidated, declared to be void or voidable, set aside and are required to be repaid to a trustee, custodian, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied and any collateral given therefore including this Agreement shall be revived and continued in full force and effect as if said payment had not been made.

                  (m)      Financing Statement. At the option of Bank, this
                           -------------------
                           Security Agreement, or a carbon, photographic or other reproduction of this Security Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

                  (n)      Capitalized Terms. Capitalized terms used and not
                           -----------------
                           defined herein shall have the meanings given to them in the Uniform Commercial Code as adopted and in force in the State of Arkansas, as from time to time amended.

                  (o)      Controlling Provisions. If any item of Collateral
                           ----------------------
                           hereunder also constitutes collateral granted to Bank under any other mortgage, deed of trust, agreement or instrument, in the event of any conflict between the provisions under this Security Agreement and those under such other mortgage, agreement or instrument relating to such Collateral, the provision or provisions selected by Bank shall control with respect to such Collateral.

                  (p)      Setoff. In addition to any rights now or hereafter
                           ------
                           granted under the provisions of any applicable law, rule or regulation and, not by way of limitation of any such rights, upon the occurrence of (a) any Event of Default, or (b) any event which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, Bank is hereby authorized by Debtor, at any time or from time to time, without notice to Debtor or to any other person, any such notice being hereby expressly waived, to exercise the right of setoff that is granted to Bank pursuant to the terms and conditions of the Credit Agreement.

                  (q)      Consent to Forum. DEBTOR HEREBY CONSENTS TO THE
                           ----------------
                           JURISDICTION OF ANY STATE COURT LOCATED WITHIN ST. LOUIS COUNTY, MISSOURI OR FEDERAL COURT IN THE EASTERN DISTRICT OF MISSOURI, EASTERN DIVISION. DEBTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. DEBTOR FURTHER AGREES NOT TO ASSERT AGAINST BANK (EXCEPT BY WAY OF A DEFENSE OR COUNTERCLAIM IN A PROCEEDING INITIATED BY BANK) ANY CLAIM OR OTHER ASSERTION OF LIABILITY WITH RESPECT TO THIS SECURITY AGREEMENT, BANK'S CONDUCT OR OTHERWISE IN ANY JURISDICTION OTHER THAN THE FOREGOING JURISDICTIONS.

                  (r)      Waiver of Jury Trial. DEBTOR HEREBY WAIVES ANY
                           --------------------
                           RIGHT TO TRIAL BY JURY (WHICH BANK ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, THE OBLIGATIONS OF DEBTOR HEREUNDER OR BANK'S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

                  (s)      Mo.Rev.Stat. Section 432.047 Statement. The following
                           --------------------------------------
                           notice is given pursuant to Section 432.047 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of this Agreement: "ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT
                           INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED, THAT IS IN ANY WAY RELATED TO
                           THE CREDIT AGREEMENT. TO PROTECT YOU (COMPANY) AND
                           US (CREDITOR) FROM MISUNDERSTANDING OR
                           DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING
                           SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH
                           IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE
                           IN WRITING TO MODIFY IT."

                            SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by Debtor this 14th day of March, 2007.

                               FUTUREFUEL CHEMICAL COMPANY,
                               a Delaware corporation

                               By:    /s/ Douglas D. Hommert
                                   --------------------------------------------
                                   Douglas D. Hommert, Executive Vice President